UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2010

COMMSCOPE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12929	36-4135495
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1100 CommScope Place, SE

Hickory, North Carolina 28602

(Address of principal executive offices)

Registrant’s telephone number, including area code: (828) 324-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

CommScope, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”) on May 7, 2010. The matters that were voted upon at the 2010 Annual Meeting, and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, as applicable, are set forth below.

At the Meeting, the stockholders elected three Class I directors, each for a term expiring at the Company’s 2013 Annual Meeting of Stockholders, and ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2010.

(1)	Election of Class I Directors:

Name of Director	Votes For	Votes Withheld	Broker Non-Votes
Boyd L. George	83,334,730	1,806,442	3,244,071
George N. Hutton	83,388,391	1,752,781	3,244,071
Katsuhiko (Kat) Okubo	83,900,004	1,241,168	3,244,071

	Votes For	Votes Against	Abstentions
(2) Ratification of Independent Registered Public Accounting Firm for 2010:	87,355,869	965,067	64,307

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2010

COMMSCOPE, INC.

By:	/s/ Frank B. Wyatt, II
Frank B. Wyatt, II
Senior Vice President,
General Counsel and Secretary

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